                                                                     Exhibit 4.6

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                                UNIT AGREEMENT


                                     Among


                     AMERICAN MOBILE SATELLITE CORPORATION
                           (a Delaware corporation)


                        AMSC ACQUISITION COMPANY, INC.
                           (a Delaware corporation)


                                      and


                      STATE STREET BANK AND TRUST COMPANY
                                 as Unit Agent



                    ---------------------------------------

                                March 31, 1998

                    ---------------------------------------






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

          UNIT AGREEMENT dated as of March 31, 1998 among American Mobile Satellite Corporation ("HOLDINGS"), AMSC Acquisition Company, Inc. (the "COMPANY"), and State Street Bank and Trust Company, as Unit Agent, Warrant Agent and Trustee.

          WHEREAS, the Company proposes to issue $335,000,000 aggregate principal amount of its 12 1/4% Senior Notes due 2008 (the "NOTES") pursuant to an Indenture dated as of March 31, 1998 (the "INDENTURE") among the Company, the Guarantors (as defined in the Indenture) and State Street Bank and Trust Company as Trustee (the "TRUSTEE"), and Holdings proposes to issue 335,000 warrants (the "WARRANTS"), each Warrant entitling the holder thereof to purchase initially
3.75749 shares of its Common Stock, par value $.01 per share (the "COMMON STOCK"). The Notes and the Warrants will initially be represented by units (the "UNITS"), with each Unit consisting of $1,000 principal amount of Notes and one Warrant of Holdings. State Street Bank and Trust Company has agreed with Holdings to act as warrant agent for the Warrants (the "WARRANT AGENT").

          WHEREAS, Holdings, the Company, the Trustee and the Warrant Agent desire to appoint State Street Bank and Trust Company to act as their agent for the purpose of issuing certificates ("UNIT CERTIFICATES") representing the Units and for the registration of transfers and exchanges thereof. State Street Bank and Trust Company, in such capacity, is referred to herein as the "UNIT AGENT."

          WHEREAS, the Units will be exchangeable for the Notes and the Warrants represented thereby upon the earliest to occur of: (i) 180 days after the date of original issuance of the Units, (ii) such date as may be determined by Bear, Stearns Co. Inc., (iii) in the event a Change of Control (as defined in the Indenture) occurs, the date that the Company mails notice thereof to holders of the Notes (iv) the commencement of the Exchange Offer and (v) the effectiveness of the shelf registration statement relating to the Notes. The date on which an event listed in the preceding sentence occurs is referred to as the "SEPARATION DATE."

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:


          Section 1.  Appointment of Unit Agent.
                      -------------------------


          (a) Holdings and the Company hereby appoints the Unit Agent to act as agent for Holdings and the Company in accordance with and subject to the terms and conditions set forth in this Agreement, and the Unit Agent hereby accepts such appointment.

          (b) The Trustee and the Company hereby appoint the Unit Agent as Authenticating Agent and Registrar (as such terms are defined in the Indenture) for the Notes for so long as the Notes are represented by the Units. In its capacity as Authenticating Agent and Registrar, the Unit Agent shall have the rights and obligations provided for such capacities in the Indenture.

          (c) The Warrant Agent and Holdings hereby appoint the Unit Agent as Authenticating Agent and Registrar (as such terms are defined in the Warrant Agreement) for the Warrants for so long as the Warrants are represented by the Units. In its capacity as Warrant Authenticating Agent and Warrant Registrar, the Unit Agent shall have the rights and obligations provided for such capacities in the Warrant Agreement.


          Section 2.  Definitions.
                      -----------

          "144A GLOBAL UNIT" means a global unit in the form of Exhibit A1 hereto bearing the Global Unit Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding number of the Units sold in reliance on Rule 144A.

          "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Unit, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

          "CEDEL" means Cedel Bank, SA.

          "DEFINITIVE UNIT" means a certificated Unit registered in the name of the Holder thereof and issued in accordance with Section 3.6 hereof, in the form of Exhibit A1 hereto except that such Unit shall not bear the Global Unit Legend and shall not have the "Schedule of Exchanges of Interests in the Global Unit" attached thereto.

          "DEPOSITARY" means, with respect to the Units issuable or issued in whole or in part in global form, the Person specified in Section 3.3 hereof as the Depositary with respect to the Units, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

          "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

          "GLOBAL UNITS" means, individually and collectively, each of the Restricted Global Units, in the form of Exhibits A1 and A2 hereto issued in accordance with Section 3.1 hereof.

          "GLOBAL UNIT LEGEND" means the legend set forth in Section 3.6(f)(ii), which is required to be placed on all Global Units issued under this Unit Agreement.

          "IAI GLOBAL UNIT" means the global unit in the form of Exhibit A1 hereto bearing the Global Unit Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding number of the Units sold to Institutional Accredited Investors.

          "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Unit through a Participant.

          "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

          "NON-U.S. PERSON" means a Person who is not a U.S. Person.

          "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

          "OFFICERS' CERTIFICATE" means a certificate signed on behalf of Holdings and the Company by two Officers of Holdings and the Company, one of whom must be the principal executive

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officer, the principal financial officer, the treasurer or the principal accounting officer of Holdings and the Company, that meets the requirements of
Section 13.04 and Section 13.05 of the Indenture.

          "OPINION OF COUNSEL" means an opinion from legal counsel who is reasonably acceptable to the Unit Agent, that meets the requirements of Section
13.04 and Section 13.05 of the Indenture. The counsel may be an employee of or counsel to Holdings and the Company, any Subsidiary of Holdings and the Company or the Unit Agent.

          "PARTICIPANT" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

          "PRIVATE PLACEMENT LEGEND" means the legend set forth in Section 3.6(f)(i) to be placed on all Units issued under this Unit Agreement except where otherwise permitted by the provisions of this Unit Agreement.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "REGULATION S" means Regulation S promulgated under the Securities
Act.

          "REGULATION S GLOBAL UNIT" means a Regulation S Temporary Global Unit or Regulation S Permanent Global Unit, as appropriate.

          "REGULATION S PERMANENT GLOBAL UNIT" means a permanent global unit in the form of Exhibit A1 hereto bearing the Global Unit Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the number of the Regulation S Temporary Global Units upon expiration of the Restricted Period.

          "REGULATION S TEMPORARY GLOBAL UNIT" means a temporary global unit in the form of Exhibit A2 hereto bearing the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding number of Units initially sold in reliance on Rule 903 of Regulation S.

          "RESTRICTED DEFINITIVE UNIT" means a Definitive Unit bearing the Private Placement Legend.

          "RESTRICTED GLOBAL UNIT" means a Global Unit bearing the Private Placement Legend.

          "RULE 144" means Rule 144 promulgated under the Securities Act.

          "RULE 144A" means Rule 144A promulgated under the Securities Act.

          "RULE 903" means Rule 903 promulgated under the Securities Act.

          "RULE 904" means Rule 904 promulgated under the Securities Act.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "U.S. PERSON" means a U.S. person as defined in Rule 902(o) under the Securities Act.

          Section 3.  Units.
                      -----

          Section 3.1.  Form and Dating.
                        ---------------


          (a)  General.

          The Units and the Unit Agent's certificate of authentication shall be substantially in the form of Exhibits A1 and A2 hereto. The Units may have notations, legends or endorsements required by law, stock exchange rule or usage.

          The terms and provisions contained in the Units shall constitute, and are hereby expressly made, a part of this Unit Agreement and the Company, the Guarantors and the Unit Agent, by their execution and delivery of this Unit Agreement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Unit conflicts with the express provisions of this Unit Agreement, the provisions of this Unit Agreement shall govern and be controlling.


          (b)  Global Units.

          Units issued in global form shall be substantially in the form of Exhibits A1 or A2 attached hereto (including the Global Units Legend thereon and the "Schedule of Exchanges of Interests in the Global Unit" attached thereto). Units issued in definitive form shall be substantially in the form of Exhibit A1 attached hereto (but without the Global Unit Legend thereon and without the "Schedule of Exchanges of Interests in the Global Unit" attached thereto). Each Global Unit shall represent such of the outstanding Units as shall be specified therein and each shall provide that it shall represent the outstanding Units from time to time endorsed thereon and that the outstanding Units represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Unit to reflect the amount of any increase or decrease in the aggregate amount of outstanding Units represented thereby shall be made by the Unit Agent or the Unit Custodian, at the direction of the Unit Agent, in accordance with instructions given by the Holder thereof as required by Section 3.6 hereof.


          (c)  Temporary Global Units.

          Units offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Unit, which shall be deposited on behalf of the purchasers of the Units represented thereby with the Unit Agent, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel Bank, duly executed by Holdings and the Company and authenticated by the Unit Agent as hereinafter provided. The Restricted Period shall be terminated upon the receipt by the Unit Agent of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel Bank certifying that they have received certification of non-U.S. beneficial ownership of 100% of the Regulation S Temporary Global Unit (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Unit or an IAI Global Unit bearing a Private Placement Legend, all as contemplated by Section 3.6(g)(i) hereof), and (ii) an Officers' Certificate from Holdings and the Company. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Unit shall be exchanged for beneficial interests in Regulation S Permanent Global Units pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Units, the Unit Agent shall cancel the Regulation S Temporary Global Unit. The aggregate number of the Regulation S Temporary Global Unit and the Regulation S Permanent Global Units may from time to time be increased or decreased by adjustments made on the records of the Unit Agent and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.


          (d)  Euroclear and Cedel Procedures Applicable.

          The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Unit and the Regulation S Permanent Global Units that are held by Participants through Euroclear or Cedel Bank.


          Section 3.2.  Execution and Authentication.
                        ----------------------------

          Two Officers shall sign the Units for each of Holdings and the Company by manual or facsimile signature.

          If an Officer whose signature is on a Unit no longer holds that office at the time a Unit is authenticated, the Unit shall nevertheless be valid.

          A Unit shall not be valid until authenticated by the manual signature of the Unit Agent. The signature shall be conclusive evidence that the Unit has been authenticated under this Unit Agreement.

          The Unit Agent shall, upon a written order of each of Holdings and the Company signed by two Officers (a "UNIT AUTHENTICATION ORDER"), authenticate Units for original issue up to the number stated in the Units. The aggregate number of Units outstanding at any time may not exceed such amount except as provided in Section 3.7 hereof.

          The Unit Agent may appoint an authenticating agent acceptable to Holdings and the Company to authenticate Units. An authenticating agent may authenticate Units whenever the Unit Agent may do so. Each reference in this Unit Agreement to authentication by the Unit Agent includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of Holdings or the Company.


          Section 3.3.  Unit Registrar and Unit Paying Agent.
                        ------------------------------------

          Holdings and the Company shall maintain an office or agency where Units may be presented for registration of transfer or for exchange (the "UNIT REGISTRAR") and an office or agency where Units may be presented for payment (the "UNIT PAYING AGENT"). The Unit Registrar shall keep a register of the Units and of their transfer and exchange. Holdings and the Company may appoint one or more co-registrars and one or more additional paying agents. The term "UNIT REGISTRAR" includes any co-registrar and the term "UNIT PAYING AGENT" includes any additional paying agent. Holdings and the Company may change any Unit Paying Agent or Unit Registrar without notice to any Holder. Holdings and the Company shall notify the Unit Agent in writing of the name and address of any Agent not a party to this Unit Agreement. If Holdings and the Company fail to appoint or maintain another entity as Unit Registrar or Unit Paying Agent, the Unit Agent shall act as such. Holdings and the Company or any of its Subsidiaries may act as Unit Paying Agent or Unit Registrar Holdings and the Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Units.

          Holdings and the Company initially appoint the Unit Agent to act as the Unit Registrar and Unit Paying Agent and to act as Unit Custodian with respect to the Global Units.


          Section 3.4.  Unit Paying Agent to Hold Money in Trust.
                        ----------------------------------------

          Holdings and the Company shall require each Unit Paying Agent other than the Unit Agent to agree in writing that the Unit Paying Agent will hold in trust for the benefit of Holders or the Unit Agent all money held by the Unit Paying Agent for the payment of principal, premium or Liquidated Damages, if any, or interest on the Notes, or Liquidated Damages, if any, on the Warrants, and will notify the Unit Agent of any default by Holdings or the Company in making any such payment. While any such default continues, the Unit Agent may require a Unit Paying Agent to pay all money held by it to the Unit Agent. The Company at any time may require a Unit Paying Agent to pay all money held by it to the Unit Agent. Upon payment over to the Unit Agent, the Unit Paying Agent (if other than Holdings, the Company or a Subsidiary) shall have no further liability for the money. If Holdings, the Company or a Subsidiary acts as Unit Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Unit Paying Agent. Upon any bankruptcy or reorganization proceedings relating to Holdings or the Company, the Unit Agent shall serve as Unit Paying Agent for the Units.


          Section 3.5.  Holder Lists.
                        ------------

          The Unit Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA (S) 312(a). If the Unit Agent is not the Registrar, Holdings and the Company shall furnish to the Unit Agent at least seven Business Days before each interest payment date and at such other times as the Unit Agent may request in writing, a list in such form and as of such date as the Unit Agent may reasonably require of the names and addresses of the Holders of Units and Holdings and the Company shall otherwise comply with TIA (S) 312(a).


          Section 3.6.  Transfer and Exchange
                        ---------------------

          (a)  Transfer and Exchange of Global Units.

          A Global Unit may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Units will be exchanged by Holdings and the Company for Definitive Units if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by Holdings and the Company within 120 days after the date of such notice from the Depositary or (ii) Holdings and the Company in its sole discretion determines that the Global Units (in whole but not in part) should be exchanged for Definitive Units and delivers a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Unit be exchanged by Holdings and the Company for Definitive Units prior to (x) the expiration of the Restricted Period and
(y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Units shall be issued in such names as the Depositary shall instruct the Unit Agent. Global Units also may be exchanged or replaced, in whole or in part, as provided in Sections 3.7 and 3.9 hereof. Every Unit authenticated and delivered in exchange for, or in lieu of, a Global Unit or any portion thereof, pursuant to this Section 3.6 or Section
3.7 or 3.9 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Unit. A Global Unit may not be exchanged for another Unit other than as provided in this Section 3.6(a), however, beneficial interests in a Global Unit may be transferred and exchanged as provided in Section 3.6(b) or
(c) hereof.

          (b)  Transfer and Exchange of Beneficial Interests in the Global
Units.

          The transfer and exchange of beneficial interests in the Global Units shall be effected through the Depositary, in accordance with the provisions of this Unit Agreement and the Applicable Procedures. Beneficial interests in the Restricted Global Units shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Units also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:


          (i) Transfer of Beneficial Interests in the Same Global Unit. Beneficial interests in any Restricted Global Unit may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Unit in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Temporary Regulation S Global Unit may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 3.6(b)(i).

          (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Units. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3.6(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Unit in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Unit in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Unit shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Units be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Unit prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with the Indenture, hereof, the requirements of this Section 3.6(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Units. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Units contained in this Unit Agreement and the Units or otherwise applicable provisions under the Securities Act, the Unit Agent shall adjust the number amount of the relevant Global Unit(s) pursuant to Section 3.6(g) hereof.

          (iii) Transfer of Beneficial Interests to Another Restricted Global Unit. A beneficial interest in any Restricted Global Unit may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Unit if the transfer complies with the requirements of
Section 3.6(b)(ii) above and the Registrar receives the following:


                    (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Unit, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                    (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Temporary Global Unit or the Regulation S Global Unit, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                    (C) if the transferee will take delivery in the form of a beneficial interest in the IAI Global Unit, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications and certificates and Opinion of Counsel required by item (3) thereof, if applicable.

          (c) Transfer or Exchange of Beneficial Interests in Restricted Global Units to Restricted Definitive Units.

          If any holder of a beneficial interest in a Restricted Global Unit proposes to exchange such beneficial interest for a Restricted Definitive Unit or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Unit, then, upon receipt by the Registrar of the following documentation:


                    (A) if the holder of such beneficial interest in a Restricted Global Unit proposes to exchange such beneficial interest for a Restricted Definitive Unit, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item
          (1)(a) thereof;

                    (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                    (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                    (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                    (E) if such beneficial interest is being transferred to an Institutional

          Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                    (F) if such beneficial interest is being transferred to Holdings, the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                    (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Unit Agent shall cause the aggregate number of the applicable Global Unit to be reduced accordingly pursuant to Section 3.6(g) hereof, and Holdings and the Company shall execute and, upon receipt of a Unit Authentication Order, the Unit Agent shall authenticate and deliver to the Person designated in the instructions a Definitive Unit in the appropriate number. Any Definitive Unit issued in exchange for a beneficial interest in a Restricted Global Unit pursuant to this Section 3.6(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Unit Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Unit Agent shall deliver such Definitive Units to the Persons in whose names such Units are so registered. Any Definitive Unit issued in exchange for a beneficial interest in a Restricted Global Unit pursuant to this Section 3.6(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

          Notwithstanding Sections 3.6(c)(i)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Unit may not be exchanged for a Definitive Unit or transferred to a Person who takes delivery thereof in the form of a Definitive Unit prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

          (d) Transfer and Exchange of Restricted Definitive Units to Beneficial Interests in Restricted Global Units.

          If any Holder of a Restricted Definitive Unit proposes to exchange such Unit for a beneficial interest in a Restricted Global Unit or to transfer such Restricted Definitive Units to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Unit, then, upon receipt by the Units Registrar of the following documentation:

                    (A) if the Holder of such Restricted Definitive Unit proposes to exchange such Unit for a beneficial interest in a Restricted Global Unit, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof;

                    (B) if such Restricted Definitive Unit is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                    (C) if such Restricted Definitive Unit is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                    (D) if such Restricted Definitive Unit is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                    (E) if such Restricted Definitive Unit is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item
          (3) thereof, if applicable;

                    (F) if such Restricted Definitive Unit is being transferred to Holdings, the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                    (G) if such Restricted Definitive Unit is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Unit Agent shall cancel the Restricted Definitive Unit, increase or cause to be increased the number of, in the case of clause (A) above, the appropriate Restricted Global Unit, in the case of clause (B) above, the 144A Global Unit, in the case of clause (c) above, the Regulation S Global Unit, and in all other cases, the IAI Global Unit.


          (e) Transfer and Exchange of Restricted Definitive Units to Restricted Definitive Units.

          Upon request by a Holder of Definitive Units and such Holder's compliance with the provisions of this Section 3.6(e), the Registrar shall register the transfer or exchange of Definitive Units. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Unit Registrar the Definitive Units duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Unit Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.6(e).

          Any Restricted Definitive Unit may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Unit if the Unit Registrar receives the following:

                    (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                    (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                    (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.


          (f)  Legends

          The following legends shall appear on the face of all Global Units and Definitive Units issued under this Unit Agreement unless specifically stated otherwise in the applicable provisions of this Unit Agreement.


               (i)  Private Placement Legend.


                    Except as permitted by subparagraph (B) below, each Global Unit and each Definitive Unit (and all Units issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO (A) OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY ONLY (1) TO HOLDINGS OR THE COMPANY, (2) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (3) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (4) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (5) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI") THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE UNIT AGENT, AND, IN THE CASE OF ANY TRANSFER TO ANY IAI OF SECURITIES WHICH INCLUDE AN AGGREGATE PRINCIPAL AMOUNT OF $250,000 OR LESS OF NOTES, AN OPINION OF COUNSEL IF HOLDINGS SO REQUESTS OR (6) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL IF HOLDINGS SO REQUESTS), SUBJECT IN EACH OF THE FOREGOING CASES TO APPLICABLE SECURITIES LAWS OF

     ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.


               (ii) Global Unit Legend. Each Global Unit shall bear a legend in substantially the following form:

          THIS GLOBAL UNIT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE UNIT AGREEMENT GOVERNING THIS UNIT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE UNIT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.7 OF THE UNIT AGREEMENT ,
     (II) THIS GLOBAL UNIT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO
     SECTION 3.6(a) OF THE UNIT AGREEMENT, (III) THIS GLOBAL UNIT MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.11 OF THE UNIT AGREEMENT AND (IV) THIS GLOBAL UNIT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF HOLDINGS AND THE COMPANY.


          (iii) Regulation S Temporary Global Unit Legend. The Regulation S Temporary Global Unit shall bear a legend in substantially the following form:

          THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL UNIT, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED UNITS, ARE AS SPECIFIED IN THE UNIT AGREEMENT NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL UNIT SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.


          (g)  Cancellation and/or Adjustment of Global Units.

          At such time as all beneficial interests in a particular Global Unit have been exchanged for Definitive Units or a particular Global Unit has been redeemed, repurchased or canceled in whole and not in part, each such Global Unit shall be returned to or retained and canceled by the Unit Agent in accordance with Section 3.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Unit is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Unit or for Definitive Units, the aggregate number of Units represented by such Global Unit shall be reduced accordingly and an endorsement shall be made on such Global Unit by the Unit Agent or by the Depositary at the direction of the Unit Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Unit, such other Global Unit shall be increased accordingly and an endorsement shall be made on such Global Unit by the Unit Agent or by the Depositary at the direction of the Unit Agent to reflect such increase.


          (h)  General Provisions Relating to Transfers and Exchanges.

          (i) To permit registrations of transfers and exchanges, Holdings and the Company shall execute and the Unit Agent shall authenticate Global Units and Definitive Units upon Holdings and the Company's order or at the Unit Registrar's request.

          (ii) No service charge shall be made to a holder of a beneficial interest in a Global Unit or to a Holder of a Definitive Unit for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Section 3.10 hereof).

          (iii) The Unit Registrar shall not be required to register the transfer of or exchange any Unit selected for redemption in whole or in part, except the unredeemed portion of any Unit being redeemed in part.

          (iv) All Global Units and Definitive Units issued upon any registration of transfer or exchange of Global Units or Definitive Units shall be the valid obligations of Holdings and the Company, evidencing the same right or debt and entitled to the same benefits under this Unit Agreement, as the Global Units or Definitive Units surrendered upon such registration of transfer or exchange.

          (v) Prior to due presentment for the registration of a transfer of any Unit, the Unit Agent, any Agent Holdings, and the Company may deem and treat the Person in whose name any Unit is registered as the absolute owner of such Unit for the purpose of receiving payment of principal of and interest and Liquidated Damages, if any, on such Units and for all other purposes, and none of the Unit Agent, any Agent, Holdings or the Company shall be affected by notice to the contrary.

          (vi) The Unit Agent shall authenticate Global Units and Definitive Units in accordance with the provisions of Section 3.2 hereof.

          (vii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 3.6 to effect a registration of transfer or exchange may be submitted by facsimile.


          Section 3.7.  Replacement Units
                        -----------------

          If any mutilated Unit is surrendered to the Unit Agent, Holdings or the Company and the Unit Agent receives evidence to its satisfaction of the destruction, loss or theft of any Unit, Holdings and the Company shall issue and the Unit Agent, upon receipt of a Unit Authentication Order, shall authenticate a replacement Unit if the Unit Agent's requirements are met. If required by the Unit Agent, Holdings or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Unit Agent, Holdings and the Company to protect Holdings and the Company, the Unit Agent, any Agent and any authenticating agent from any loss that any of them may suffer if a Unit is replaced. The Company may charge for its expenses in replacing a Unit.

          Every replacement Unit is an additional obligation of the Company and shall be entitled to all of the benefits of this Unit Agreement equally and proportionately with all other Units duly issued hereunder.

          Section 3.8.  Outstanding Units.
                        -----------------

          The Units outstanding at any time are all the Units authenticated by the Unit Agent except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Unit effected by the Unit Agent in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 3.9 hereof, a Unit does not cease to be outstanding because Holdings, the Company or an Affiliate of the Company holds the Unit.

          If a Unit is replaced pursuant to Section 3.6 hereof, it ceases to be outstanding unless the Unit Agent receives proof satisfactory to it that the replaced Unit is held by a bona fide purchaser.

          If the principal amount of any Note is considered paid under Section
4.01 of the Indenture, it ceases to be outstanding and interest on it ceases to accrue.

          If the Paying Agent (other than Holdings, the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.


          Section 3.9.  Treasury Units.
                        --------------

          In determining whether the Holders of the required amount of Units have concurred in any direction, waiver or consent, Units owned by Holdings, the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with Holdings or the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Unit Agent shall be protected in relying on any such direction, waiver or consent, only Units that the Unit Agent knows are so owned shall be so disregarded.


          Section 3.10.  Temporary Units.
                         ---------------

          Until certificates representing Units are ready for delivery, Holdings and the Company may prepare and the Unit Agent, upon receipt of a Unit Authentication Order, shall authenticate temporary Units. Temporary Units shall be substantially in the form of certificated Units but may have variations that the Company considers appropriate for temporary Units and as shall be reasonably acceptable to the Unit Agent. Without unreasonable delay, Holdings and the Company shall prepare and, upon receipt of a Unit Authentication Order, the Unit Agent shall authenticate Definitive Units in exchange for temporary Units.

          Holders of temporary Units shall be entitled to all of the benefits of this Unit Agreement.


          Section 3.11.  Cancellation.
                         ------------

          Holdings and the Company at any time may deliver Units to the Unit Agent for cancellation. The Registrar and Paying Agent shall forward to the Unit Agent any Units surrendered to them for registration of transfer, exchange or payment. The Unit Agent and no one else shall cancel all Units surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Units (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Units shall be delivered to Holdings and the Company. Holdings and the Company may not issue new Units to replace Units that it has paid or that have been delivered to the Unit Agent for cancellation.


          Section 4.  Rights of Unit Holders.  The registered owner of a Unit
                      ----------------------
Certificate shall have all the rights and privileges of a registered owner of the aggregate principal amount of Notes represented thereby and the number of Warrants represented thereby and shall be treated as the registered owner thereof for all purposes.

          Section 5.  Unit Agent.  The Unit Agent undertakes the duties and
                      ----------
obligations imposed by this Agreement upon the following terms and conditions, by which Holdings, the Company and the holders of Units, by their acceptance thereof, shall be bound:


          (a) The statements contained herein and in the Unit Certificates shall be taken as statements of Holdings and the Company, and the Unit Agent assumes no responsibility for the correctness of any of the same except such as describe the Unit Agent. The Unit Agent assumes no responsibility with respect to the distribution of the Unit Certificates except as herein otherwise specifically provided.

          (b) The Unit Agent shall not be responsible for any failure of Holdings or the Company to comply with any of the covenants in this Unit Agreement, the Unit Certificates, the Warrant Agreement or the Indenture.

          (c) The Unit Agent may consult at any time with counsel satisfactory to it (who may be counsel for Holdings and the Company) and the Unit Agent shall incur no liability or responsibility to Holdings or the Company or to any holder of any Unit in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          (d) The Unit Agent shall incur no liability or responsibility to Holdings or the Company or to any holder of any Unit Certificate for any action taken in reliance on any Unit Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by the Unit Agent to be genuine and to have been signed, sent or presented by the proper party or parties.

          (e) Holdings and the Company agrees to pay to the Unit Agent compensation for all services rendered by the Unit Agent in connection with the execution and performance of this Unit Agreement at such rates as have been separately agreed to by the Company and the Unit Agent and to reimburse the Unit Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Unit Agent in the execution and performance of this Unit Agreement. Holdings and the Company shall indemnify the Unit Agent and its agents and save each of them harmless against any and all losses, liabilities and expenses, including judgments, costs and counsel fees and the costs and expenses of investigating or defending any claim of such liability, for any action taken or omitted by the Unit Agent or its agents in the execution of and performance of its obligations under this Unit Agreement except as a result of its gross negligence or bad faith. The Unit Agent shall notify Holdings and the Company promptly of any claim for which it may seek indemnity; provided that failure by the Unit Agent to so notify Holdings and the Company shall not relieve its obligations hereunder. Holdings and the Company shall defend the claim and the Unit Agent shall cooperate in the defense. The Unit Agent may have separate counsel and Holdings and the Company shall pay the reasonable fees and expenses of such counsel. Holdings and the Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (f) The Unit Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless Holdings and the Company or one or more registered holders of Unit Certificates shall furnish the Unit Agent with security and indemnity reasonably satisfactory to it for any costs and expenses which may be incurred, but this provision shall not affect the power of the Unit Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Unit Agreement or under any of the Units may be enforced by the Unit Agent without the possession of any of the Unit Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Unit Agent shall be brought in its name as Unit Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Units, as their respective rights or interests may appear.

          (g) The Unit Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Units or other securities of Holdings and the Company or become pecuniarily interested in any transaction in which Holdings and the Company may be interested, or contract with or lend money to Holdings and the Company or otherwise act as fully and freely as though it were not the Unit Agent under this Unit Agreement. Nothing herein shall preclude the Unit Agent from acting in any other capacity for Holdings and the Company or for any other legal entity.

          (h) The Unit Agent shall act hereunder solely as agent for Holdings and the Company, its duties shall be determined solely by the provisions hereof and no implied covenants or obligations shall be read into this Unit Agreement against the Unit Agent. The Unit Agent shall not be liable for anything which it may do or refrain from doing in connection with this Unit Agreement except for its own negligence or bad faith.

          (i) In the absence of bad faith on its part, the Unit Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Unit Agent and conforming to the requirements of this Unit Agreement. However, the Unit Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Unit Agreement.

          (j) The Unit Agent may rely and shall be fully protected in relying upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Unit Agent need not investigate any fact or matter stated in the documents.

          (k) The Unit Agent may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed and monitored in good faith and with due care.

          (l) Holdings and the Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged or delivered all such further acts, instruments and assurances as may reasonably be required by the Unit Agent in order to enable it to carry out or perform its duties under this Unit Agreement.


          Section 6.  Change of Unit Agent.  The Unit Agent may resign at any
                      --------------------
time by so notifying Holdings and the Company. If the Unit Agent shall resign or become incapable of acting as Unit Agent, Holdings and the Company shall appoint a successor to such Unit Agent. If Holdings and the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity or resignation by the Unit Agent or by the registered holder of a Unit Certificate, then the registered holder of any Unit Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Unit Agent. Pending appointment of a successor to such Unit Agent, either by Holdings and the Company or by such a court, the duties of the Unit Agent shall be carried out by Holdings and the Company. After appointment, the successor to the Unit Agent shall be vested with the same powers, rights, duties and responsibilities as it if had been originally named as Unit Agent without further act or deed; but the former Unit Agent, after the payment of all outstanding amounts owed to it hereunder, shall deliver and transfer to the successor to the Unit Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Failure to give any notice provided for in this Section 6, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Unit Agent. The provisions of Section 5 with respect to any Unit Agent shall survive such Unit Agents resignation or removal and the termination of this Agreement.

          Section 7.  Successor Unit Agent by Merger, Etc.  If the Unit Agent
                      -----------------------------------
consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Unit Agent.

          Section 8.  Notices to Holdings, the Company and Unit Agent, Trustee
                      --------------------------------------------------------
and Transfer Agent.  Any notice or demand authorized by this Agreement to be
------------------
given or made to or on Holdings and the Company shall be sufficiently given or made when and if telecopied to the number indicated below or deposited in the mail, first class or registered, postage paid, addressed (until another telecopy number or address is filed in writing by Holdings and the Company with the Unit Agent, the Trustee and the Warrant Agent), as follows:

          American Mobile Satellite Corporation
          10802 Parkridge Boulevard
          Reston, Virginia  20191-5416
          Facsimile No.:  (703) 758-6134
          Attention: General Counsel

          With a copy to:

          Arnold & Porter
          555 12th Street, N.W.
          Washington, D.C.  20004-1202
          Facsimile No.:  (202) 942-5999
          Attention:  Richard E. Baltz

          In case Holdings or the Company shall fail to maintain such office or shall fail to give such notice of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Unit Agent.

          Any notice pursuant to this Unit Agreement to be given by the Company or by registered holder(s) of any Unit Certificate to the Unit Agent, the Trustee or the Warrant Agent shall be sufficiently given when and if telecopied to the number indicated below or deposited in the mail, first class or registered, postage prepaid, addressed (until another telecopy number or address is filed in writing by the Unit Agent, the Trustee and the Warrant Agent with the Company), as follows:

          State Street Bank and Trust Company
          Goodwin Square
          225 Asylum Street
          Hartford, Connecticut 06103
          Facsimile No. :  (860) 244-1897
          Attention:  Steven Cimalore

          Any notice to be mailed to a registered holder of Units shall be mailed to each holder at its address as it appears on the register of Units maintained by the Unit Agent. Copies of any such communication shall also be mailed to the Unit Agent, the Trustee and the Warrant Agent. The Unit Agent shall furnish Holdings, the Company, the Trustee or the Warrant Agent promptly when requested with a list of registered holders of Units for the purpose of mailing any notice or communication to the registered holders of the Units, the Notes or the Warrants and at such other times as may be reasonably requested.

          Section 9.  Supplements and Amendments.  Holdings, the Company and the
                      --------------------------
Unit Agent may from time to time supplement or amend this Unit Agreement without the approval of any registered holders of Units in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which Holdings, the Company, the Trustee, the Warrant Agent and the Unit Agent may deem necessary or desirable and which shall not, as evidenced by an opinion of counsel delivered to the Unit Agent, the Trustee and the Warrant Agent, in any way adversely affect the interests of the registered holders of Units. Any amendment or supplement to this Unit Agreement that has a material adverse effect on the interests of Unit holders shall require the written consent of the registered holders of not less than a majority of the outstanding Units. Each of the Unit Agent, the Trustee and the Warrant Agent shall be entitled to receive and, subject to Section 5, shall be fully protected in relying upon an officers' certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon Holdings and the Company in accordance with its terms. Holdings and the Company may not sign any amendment or supplement until Holdings and the Company's board of directors approves it.


          Section 10.  Successors.  All the covenants and provisions of this
                       ----------
Unit Agreement by or for the benefit of Holdings, the Company, the Trustee, the Warrant Agent or the Unit Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.


          Section 11.  Governing Law. THIS UNIT AGREEMENT AND EACH UNIT
                       -------------
CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          Section 12.  Benefits of This Unit Agreement.  Nothing in this
                       -------------------------------
Agreement shall be construed to give to any person or corporation other than Holdings, the Company, the Trustee, the Warrant Agent, the Unit Agent and the registered holders of the Units any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Holdings, the Company, the Trustee, the Warrant Agent, the Unit Agent and the registered holders of the Unit Certificates.

          Section 13.  Counterparts.  This Agreement may be executed in any
                       ------------
number of
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          Section 14.  Headings.  The headings in this Agreement are for
                       --------
convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

          Section 15.  Severability.  The provisions of this Unit Agreement are
                       ------------
severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Unit Agreement in any jurisdiction.

                          [Signature page(s) follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Unit Agreement to be duly executed, as of the day and year first above written.


                              AMERICAN MOBILE SATELLITE CORPORATION


                              By:
                                 --------------------------------------
                              Name:
                              Title:


                              AMSC ACQUISITION COMPANY, INC.


                              By:
                                 --------------------------------------
                              Name:
                              Title:


                              STATE STREET BANK AND TRUST COMPANY,
                                as Unit Agent


                              By:
                                 --------------------------------------
                              Name:
                              Title:


                              STATE STREET BANK AND TRUST COMPANY,
                                as Trustee


                              By:
                                 --------------------------------------
                              Name:
                              Title:


                              STATE STREET BANK AND TRUST COMPANY,
                                as Warrant Agent


                              By:
                                 --------------------------------------
                              Name:
                              Title:


Unit Agreement signature page(s)

                                  EXHIBIT A1

                                [FORM OF UNIT]

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO (A) OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY ONLY (1) TO HOLDINGS OR THE COMPANY, (2) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (3) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (4) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (5) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI") THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE UNIT AGENT, AND, IN THE CASE OF ANY TRANSFER TO ANY IAI OF SECURITIES WHICH INCLUDE AN AGGREGATE PRINCIPAL AMOUNT OF $250,000 OR LESS OF NOTES, AN OPINION OF COUNSEL IF HOLDINGS SO REQUESTS OR (6) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL IF HOLDINGS SO REQUESTS), SUBJECT IN EACH OF THE FOREGOING CASES TO APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

     THIS GLOBAL UNIT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE UNIT AGREEMENT GOVERNING THIS UNIT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE UNIT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.7 OF THE UNIT AGREEMENT , (II) THIS GLOBAL UNIT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.6(a) OF THE UNIT AGREEMENT, (III) THIS GLOBAL UNIT MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.11 OF THE UNIT AGREEMENT AND (IV) THIS GLOBAL UNIT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF HOLDINGS AND THE COMPANY.

     EACH UNIT REPRESENTED BY THIS SECURITY CONSISTS OF ONE NOTE OF $1,000 PRINCIPAL AMOUNT OF 12 1/4% SENIOR NOTES DUE 2008 (THE "NOTES") OF AMSC ACQUISITION COMPANY, INC. AND ONE WARRANT (THE "WARRANTS"), EACH WARRANT TO PURCHASE INITIALLY 3.75749 SHARES OF COMMON STOCK OF AMERICAN MOBILE

                                      A1-1

SATELLITE CORPORATION. THE NOTES AND WARRANTS WILL BE TRANSFERABLE BY A HOLDER THEREOF SEPARATELY FROM EACH OTHER UPON THE EARLIEST TO OCCUR OF (I) 180 DAYS AFTER THE DATE OF ORIGINAL ISSUANCE OF THE UNITS, (II) SUCH DATE AS MAY BE DETERMINED BY BEAR, STEARNS CO. INC, (III) IN THE EVENT A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE) OCCURS, THE DATE THAT THE COMPANY MAILS NOTICE THEREOF TO HOLDERS OF THE NOTES (IV) THE COMMENCEMENT OF THE EXCHANGE OFFER AND (V) THE EFFECTIVENESS OF THE SHELF REGISTRATION STATEMENT RELATING TO THE NOTES.

                                      A1-2

                     AMERICAN MOBILE SATELLITE CORPORATION

                        AMSC ACQUISITION COMPANY, INC.

   335,000 Units Consisting of $335,000,000 in aggregate Principal Amount of
      12 1/4% Senior Notes due 2008 of AMSC Acquisition Company, Inc. and Warrants to purchase initially 1,258,759 Shares of Common Stock of
                     American Mobile Satellite Corporation

   NO. ________                                         CUSIP NO. 02755RAA1

          American Mobile Satellite Corporation, a Delaware corporation (the "HOLDINGS"), AMSC Acquisition Company, Inc., a Delaware corporation (the "COMPANY"), hereby certifies that ____________ is the owner of ________ Units as described above, transferable only on the books of the Company by the holder thereof in person or by his or her duly authorized attorney, on surrender of the Certificate properly endorsed.

          Each Unit consists of $1,000 principal amount of 12 1/4% Senior Notes due 2008 of the Company (the "NOTES") and one Warrant (the "WARRANTS") to purchase initially 3.75749 shares of common stock, par value $.01 per share, of Holdings (the "COMMON STOCK"). This Unit, comprised of the Notes attached hereto as Part 1 and the Warrants attached hereto as Part 2, is issued pursuant
          ------                                     ------
to the Unit Agreement (the "UNIT AGREEMENT") dated as of March 31, 1998 between Holdings, the Company and State Street Bank and Trust Company, as unit agent (the "UNIT AGENT"), and is subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Notes are governed by an Indenture (the "INDENTURE") dated as of March 31, 1998 among the Company, the Guarantors (as defined therein) and State Street Bank and Trust Company, as trustee (the "TRUSTEE"), and are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The Notes are also subject to the terms and provisions of the Pledge and Security Agreement (the "PLEDGE AGREEMENT") dated as of March 31, 1998 between the Company and State Street Bank and Trust Company, as escrow agent (the "ESCROW AGENT") , all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Warrants are governed by the warrant agreement (the "WARRANT AGREEMENT") dated as of March 31, 1998 between Holdings and State Street Bank and Trust Company, as warrant agent (the "WARRANT AGENT"), and are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof.

          Reference is made to the further provisions in each of the Unit Agreement, Indenture, the Warrant Agreement, the Pledge and Security Agreement and this Unit Certificate, which will for all purposes have the same effect as if set forth at this place. Copies of the Unit Agreement, the Indenture, the Warrant Agreement and the Pledge and Security Agreement are on file at the office of State Street Bank and Trust Company, Goodwin Square, 225 Asylum Street, Hartford, Connecticut 06103, and are available to any holder on written request and without cost.

          The Notes and the Warrants represented by this Unit Certificate shall be non-detachable and not separately transferable until the earliest to occur of
(i) 180 days after the date of original issuance of the Units, (ii) such date as may be determined by Bear, Stearns Co. Inc., (iii) in the event a Change of

                                      A1-3

Control (as defined in the Indenture) occurs, the date that the Company mails notice thereof to holders of the Notes (iv) the commencement of the Exchange Offer and (v) the effectiveness of the shelf registration statement relating to the Notes.

                                      A1-4

Dated: March 31, 1998.
                                    AMERICAN MOBILE SATELLITE CORPORATION

                                    By:
                                       --------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       --------------------------------------
                                    Name:
                                    Title:

                                    AMSC ACQUISITION COMPANY, INC.



                                    By:
                                       --------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       --------------------------------------
                                    Name:
                                    Title:

Certificate of Authentication:      STATE STREET BANK AND TRUST COMPANY,
     This is one of the Units        as Unit Agent
     referred to in the within
     mentioned Unit Agreement.

                                    By:
                                       --------------------------------------
                                    Name:
                                    Title:

                                      A1-5

                                ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Unit to

--------------------------------------------------------------------------------
(Insert assignee's soc. sec. or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
to transfer this Note on the books of Holdings and the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:__________________

                            Your Signature:_____________________________________
                            (Sign exactly as your name appears on the face of this Unit)

                            Tax Identification No:______________________________


                            SIGNATURE GUARANTEE:

                            _________________________________

                            Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      A1-6

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

          The following exchanges of a part of this Global Unit for an interest in another Global Unit or for a Definitive Unit, or exchanges of a part of another Global Unit or Definitive Unit for an interest in this Global Unit, have been made:


                                                              Aggregate Number
                                                              of Units in this      Signature of
                   Amount of decrease   Amount of increase       Global Unit         authorized
                      in Aggregate         in Aggregate        following such      officer of Unit
                   Number of Units in   Number of Units in      decrease (or        Agent or Unit
Date of Exchange    this Global Unit     this Global Unit         increase)           Custodian
-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------

-----------------  ------------------  --------------------  -------------------  -----------------


                                      A1-7

                                  EXHIBIT A2

                                [FORM OF UNIT]

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO (A) OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY ONLY (1) TO HOLDINGS OR THE COMPANY, (2) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (3) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (4) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (5) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI") THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE UNIT AGENT, AND, IN THE CASE OF ANY TRANSFER TO ANY IAI OF SECURITIES WHICH INCLUDE AN AGGREGATE PRINCIPAL AMOUNT OF $250,000 OR LESS OF NOTES, AN OPINION OF COUNSEL IF HOLDINGS SO REQUESTS OR (6) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL IF HOLDINGS SO REQUESTS), SUBJECT IN EACH OF THE FOREGOING CASES TO APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

     THIS GLOBAL UNIT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE UNIT AGREEMENT GOVERNING THIS UNIT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE UNIT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.7 OF THE UNIT AGREEMENT , (II) THIS GLOBAL UNIT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.6(a) OF THE UNIT AGREEMENT, (III) THIS GLOBAL UNIT MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.11 OF THE UNIT AGREEMENT AND (IV) THIS GLOBAL UNIT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF HOLDINGS AND THE COMPANY.

     THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL UNIT, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED UNITS, ARE AS SPECIFIED IN THE UNIT AGREEMENT NEITHER THE

                                      A2-1

HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL UNIT SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

     EACH UNIT REPRESENTED BY THIS SECURITY CONSISTS OF ONE NOTE OF $1,000 PRINCIPAL AMOUNT OF 12 1/4% SENIOR NOTES DUE 2008 (THE "NOTES") OF AMSC ACQUISITION COMPANY, INC. AND ONE WARRANT (THE "WARRANTS"), EACH WARRANT TO PURCHASE INITIALLY 3.75749 SHARES OF COMMON STOCK OF AMERICAN MOBILE SATELLITE CORPORATION. THE NOTES AND WARRANTS WILL BE TRANSFERABLE BY A HOLDER THEREOF SEPARATELY FROM EACH OTHER UPON THE EARLIEST TO OCCUR OF (I) 180 DAYS AFTER THE DATE OF ORIGINAL ISSUANCE OF THE UNITS, (II) SUCH DATE AS MAY BE DETERMINED BY BEAR, STEARNS CO. INC, (III) IN THE EVENT A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE) OCCURS, THE DATE THAT THE COMPANY MAILS NOTICE THEREOF TO HOLDERS OF THE NOTES (IV) THE COMMENCEMENT OF THE EXCHANGE OFFER AND (V) THE EFFECTIVENESS OF THE SHELF REGISTRATION STATEMENT RELATING TO THE NOTES.

                                      A2-2

                     AMERICAN MOBILE SATELLITE CORPORATION

                        AMSC ACQUISITION COMPANY, INC.

   335,000 Units Consisting of $335,000,000 in aggregate Principal Amount of
      12 1/4% Senior Notes Due 2008 of AMSC Acquisition Company, Inc. and 335,000 Warrants to purchase initially 1,258,759 Shares of Common Stock of
                     American Mobile Satellite Corporation

     NO. ________                                         CUSIP NO. U0275LAA6

          American Mobile Satellite Corporation, a Delaware corporation (the "HOLDINGS"), AMSC Acquisition Company, Inc., a Delaware corporation (the "COMPANY"), hereby certifies that ____________ is the owner of ________ Units as described above, transferable only on the books of the Company by the holder thereof in person or by his or her duly authorized attorney, on surrender of the Certificate properly endorsed.

          Each Unit consists of $1,000 principal amount of 12 1/4% Senior Notes due 2008 of the Company (the "NOTES") and one Warrant (the "WARRANTS") to purchase initially 3.75749 shares of common stock, par value $.01 per share, of Holdings (the "COMMON STOCK"). This Unit, comprised of the Notes attached hereto as Part 1 and the Warrants attached hereto as Part 2, is issued pursuant
          ------                                     ------
to the Unit Agreement (the "UNIT AGREEMENT") dated as of March 31, 1998 between Holdings, the Company and State Street Bank and Trust Company, as unit agent (the "UNIT AGENT"), and is subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Notes are governed by an Indenture (the "INDENTURE") dated as of March 31, 1998 among the Company, the Guarantors (as defined therein) and State Street Bank and Trust Company, as trustee (the "TRUSTEE"), and are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The Notes are also subject to the terms and provisions of the Pledge and Security Agreement (the "PLEDGE AGREEMENT") dated as of March 31, 1998 between the Company and State Street Bank and Trust Company, as escrow agent (the "ESCROW AGENT") , all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Warrants are governed by the warrant agreement (the "WARRANT AGREEMENT") dated as of March 31, 1998 between Holdings and State Street Bank and Trust Company, as warrant agent (the "WARRANT AGENT"), and are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof.

          Until this Regulation S Temporary Global Unit is exchanged for one or more Regulation S Permanent Global Units, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Unit shall in all other respects be entitled to the same benefits as any other Unit under the Indenture.

          This Regulation S Temporary Global Unit is exchangeable in whole or in part for one or more Global Units only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Section 3 of the Unit Agreement. Upon exchange of this Regulation S

                                      A2-3

Temporary Global Unit for one or more Global Units, the Unit Agent shall cancel this Regulation S Temporary Global Unit.

          Reference is made to the further provisions in each of the Unit Agreement, Indenture, the Warrant Agreement, the Pledge Agreement and this Unit Certificate, which will for all purposes have the same effect as if set forth at this place. Copies of the Unit Agreement, the Indenture, the Warrant Agreement and the Pledge Agreement are on file at the office of State Street Bank and Trust Company, Goodwin Square, 225 Asylum Street, Hartford, Connecticut, 06103 and are available to any holder on written request and without cost.

          The Notes and the Warrants represented by this Unit Certificate shall be non-detachable and not separately transferable until the earliest to occur of
(i) 180 days after the date of original issuance of the Units, (ii) such date as may be determined by Bear, Stearns Co. Inc., (iii) in the event a Change of Control (as defined in the Indenture) occurs, the date that the Company mails notice thereof to holders of the Notes (iv) the commencement of the Exchange Offer and (v) the effectiveness of the shelf registration statement relating to the Notes.

                                      A2-4

Dated: March 31, 1998.
                                    AMERICAN MOBILE SATELLITE CORPORATION

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    AMSC ACQUISITION COMPANY, INC.



                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

Certificate of Authentication:      STATE STREET BANK AND TRUST COMPANY,
     This is one of the Units        as Unit Agent
     referred to in the within
     mentioned Unit Agreement.

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                      A2-5

                                ASSIGNMENT FORM

To assign this Unit, fill in the form below: (I) or (we) assign and transfer this Unit to

--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
to transfer this Unit on the books of Holdings the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------


Date:________________________


                            Your Signature:____________________________________
                            (Sign exactly as your name appears on the face of this Unit)

                            Tax Identification No:_____________________________


                            SIGNATURE GUARANTEE:

                            ________________________

                            Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      A2-6

          SCHEDULE OF EXCHANGES OF REGULATION S TEMPORARY GLOBAL UNIT

          The following exchanges of a part of this Regulation S Temporary Global Unit for an interest in another Global Unit, or of other Restricted Global Unit for an interest in this Regulation S Temporary Global Unit, have been made:


                                                              Aggregate Number
                                                              of Units in this      Signature of
                   Amount of decrease   Amount of increase       Global Unit         authorized
                      in Aggregate         in Aggregate        following such      officer of Unit
                   Number of Units in   Number of Units in      decrease (or        Agent or Unit
Date of Exchange    this Global Unit     this Global Unit         increase)           Custodian
-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

-----------------  ------------------  --------------------  ------------------  ------------------

                                      A2-7

                                   EXHIBIT B

                        FORM OF CERTIFICATE OF TRANSFER

American Mobile Satellite Corporation
AMSC Acquisition Company, Inc.
10802 Parkridge Blvd.
Reston, Virginia  20191-5416
Attention:  Randy S. Segal, Esq.

State Street Bank and Trust Company
Goodwin Square
225 Asylum Street
Hartford, Connecticut 06103
Attention: Steven Cimalore

          Re:  Units of American Mobile Satellite Corporation and
               AMSC Acquisition Company, Inc.
               --------------------------------------------------

                                     CUSIP

          Reference is hereby made to the Unit Agreement, dated as of March 31, 1998 (the "UNIT AGREEMENT"), among American Mobile Satellite Corporation ("HOLDINGS"), AMSC Acquisition Company, Inc. (the "COMPANY") and State Street Bank and Trust Company, as unit agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Unit Agreement.

          ______________, (the "TRANSFEROR") owns and proposes to transfer the Unit[s] or interest in such Unit[s] specified in Annex A hereto, in the amount of ___________ in such Unit[s] or interests (the "TRANSFER"), to __________ (the "TRANSFEREE"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. [_] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE
       ----------------------------------------------------------------------
144A GLOBAL UNIT OR A DEFINITIVE UNIT PURSUANT TO RULE 144A.  The Transfer is
-----------------------------------------------------------
being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Unit is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Unit for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "QUALIFIED INSTITUTIONAL BUYER" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Unit Agreement, the transferred beneficial interest or Definitive Unit will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Unit and/or the Definitive Unit and in the Unit Agreement and the Securities Act.

2.  [_] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE
        ----------------------------------------------------------------------
TEMPORARY REGULATION S GLOBAL UNIT, THE REGULATION S GLOBAL UNIT OR A DEFINITIVE
--------------------------------------------------------------------------------
UNIT PURSUANT TO REGULATION S.  The Transfer is being effected pursuant to and
-----------------------------
in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Unite Agreement, the transferred beneficial interest or Definitive Unit will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Unit, the Temporary Regulation S Global Unit and/or the Definitive Unit and in the Unit Agreement and the Securities Act.

3.  [_] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL
        -------------------------------------------------------------------
INTEREST IN THE IAI GLOBAL UNIT OR A DEFINITIVE UNIT PURSUANT TO ANY PROVISION
------------------------------------------------------------------------------
OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S.  The Transfer is
----------------------------------------------------------
being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Units and Restricted Definitive Units and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

          (a) [_] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                      or

          (b) [_] such Transfer is being effected to Holdings, the Company or a subsidiary thereof ;

                                      or

          (c) [_] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                      or

          (d) [_] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Unit or Restricted Definitive Units and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Unit Agreement and (2) if such Transfer is in respect of Units comprised of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Unit Agreement, the transferred beneficial interest or Definitive Unit will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Unit and/or the Definitive Units and in the Unit Agreement and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of Holdings and the Company.


                                    -------------------------------------------
                                    [Insert Name of Transferor]


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

Dated:  ________ __, ____

                                    ANNEX A

                          TO CERTIFICATE OF TRANSFER

1.  The Transferor owns and proposes to transfer the following:

                           [CHECK ONE OF (a) OR (b)]

     (a)  [_]  a beneficial interest in the:

          (i)   [_]  144A Global Unit (CUSIP _________), or

          (ii)  [_]  Regulation S Global Unit (CUSIP _________), or

          (iii) [_]  IAI Global Unit (CUSIP ________); or

     (b)  [_]  a Restricted Definitive Unit.

2.  After the Transfer the Transferee will hold:

                                  [CHECK ONE]

     (a)  [_]  a beneficial interest in the:

          (i)   [_]  144A Global Unit (CUSIP ________), or

          (ii)  [_]  Regulation S Global Unit (CUSIP ________), or

          (iii) [_]  IAI Global Unit (CUSIP ________); or

     (b)  [_]  a Restricted Definitive Unit;

          in accordance with the terms of the Unit Agreement.

                                   EXHIBIT C

                        FORM OF CERTIFICATE OF EXCHANGE

American Mobile Satellite Corporation
AMSC Acquisition Company, Inc.
10802 Parkridge Blvd.
Reston, Virginia  20191-5416
Attention:  Randy S. Segal, Esq.

State Street Bank and Trust Company
Goodwin Square
225 Asylum Street
Hartford, Connecticut 06103
Attention:  Steven Cimalore

          Re:  Units of American Mobile Satellite Corporation and
               AMSC Acquisition Company, Inc.
               --------------------------------------------------

                              (CUSIP __________)

          Reference is hereby made to the Unit Agreement, dated as of March 31, 1998 (the "UNIT AGREEMENT"), among American Mobile Satellite Corporation ("HOLDINGS"), AMSC Acquisition Company, Inc. (the "COMPANY") and State Street Bank and Trust Company, as unit agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Unit Agreement.

          ____________, (the "OWNER") owns and proposes to exchange the Unit[s] or interest in such Unit[s] specified herein, in the amount of ________ in such Unit[s] or interests (the "EXCHANGE"). In connection with the Exchange, the Owner hereby certifies that:

1. EXCHANGE OF RESTRICTED DEFINITIVE UNITS OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL UNITS FOR RESTRICTED DEFINITIVE UNITS OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL UNITS.

          (a) [_] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED
                  -------------------------------------------------------------
GLOBAL UNIT TO RESTRICTED DEFINITIVE UNIT.  In connection with the Exchange of
-----------------------------------------
the Owner's beneficial interest in a Restricted Global Unit for a Restricted Definitive Unit with an equal aggregate number, the Owner hereby certifies that the Restricted Definitive Unit is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Unit Agreement, the Restricted Definitive Unit issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Unit and in the Unit Agreement and the Securities Act.

          (b) [_] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE UNIT TO
                  -------------------------------------------------------
BENEFICIAL INTEREST IN A RESTRICTED GLOBAL UNIT.  In connection with the
-----------------------------------------------
Exchange of the Owner's Restricted Definitive Unit for a beneficial interest in the [CHECK ONE] [ ] 144A Global Unit, [ ] Regulation S Global Unit, [ ] IAI Global Unit with an equal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Units and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Unit Agreement, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Unit and in the Unit Agreement and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of Holdings and the Company.

                                    __________________________________
                                         [Insert Name of Owner]


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:

Dated: ________________, ____

                                   EXHIBIT D

                           FORM OF CERTIFICATE FROM
                  ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

American Mobile Satellite Corporation
AMSC Acquisition Company, Inc.
10802 Parkridge Blvd.
Reston, Virginia  20191-5416
Attention:  Randy S. Segal, Esq.

State Street Bank and Trust Company
Goodwin Square
225 Asylum Street
Hartford, Connecticut  06103
Attention:  Steven Cimalore

          Re:  Units of American Mobile Satellite Corporation and
               AMSC Acquisition Company, Inc.
               --------------------------------------------------

                              (CUSIP __________)

          Reference is hereby made to the Unit Agreement, dated as of March 31, 1998 (the "UNIT AGREEMENT"), among American Mobile Satellite Corporation ("HOLDINGS"), AMSC Acquisition Company, Inc. (the "COMPANY") and State Street Bank and Trust Company, as unit agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Unit Agreement.

          In connection with our proposed purchase of ______ aggregate number of:

          (a)  [_] a beneficial interest in a Global Unit, or

          (b)  [_] a Definitive Unit,

          we confirm that:

          1. We understand that any subsequent transfer of the Units or any interest therein is subject to certain restrictions and conditions set forth in the Unit Agreement and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Units or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "SECURITIES ACT").

          2. We understand that the offer and sale of the Units have not been registered under the Securities Act, and that the Units and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Units or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "QUALIFIED INSTITUTIONAL BUYER" (as defined therein), (c) to an institutional "ACCREDITED

INVESTOR" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect to Units comprised of a principal amount of Notes, at the time of transfer of less than $250,000, an Opinion of Counsel in form reasonably acceptable to Holdings and the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Unit or beneficial interest in a Global Unit from us in a transaction meeting the requirements of clauses
(A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

          3. We understand that, on any proposed resale of the Units or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Units purchased by us will bear a legend to the foregoing effect. We further understand that any subsequent transfer by us of the Units or beneficial interest therein acquired by us must be effected through one of the Initial Purchasers.

          4. We are an institutional "ACCREDITED INVESTOR" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Units, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          5. We are acquiring the Units or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "ACCREDITED INVESTOR") as to each of which we exercise sole investment discretion.

          You Holdings and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                              __________________________________________
                                    [Insert Name of Accredited Investor]



                              By:
                                 ---------------------------------------
                              Name:
                              Title:


Dated: __________________, ____

                                      D-2